2011 Annual Shareholders Meeting
March 16, 2011

Forward Looking Statements
 This presentation contains statements about future events that constitute forward-
 looking statements within the meaning of the Section 27A of the Securities Act of
 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-
 looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as “may,” “will,” “believe,”
 “expect,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risks previously disclosed in the
 Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the
 Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of these loans. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.
 The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-
 looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Magyar Background
} Magyar Bank established in 1922
} Magyar Bancorp completed its reorganization
 into the Mutual Holding Company structure
 and public offering in 2006
} 6 branches in Middlesex and Somerset
 Counties
} Trades on NASDAQ under symbol MGYR
} Main business lines/strategy:
 } Full-service Community Bank
 } Commercial/Residential lending & deposits
 } Community Banking is our business strategy

Pottersville
Bedminster Township
Far Hills
Bedminster
Oldwick
Lamington
Basking Ridge
Lyons
Bernards Township
Millington
Stirling
Liberty Corner
Gillette
New Providence
Berkeley Heights
Mountainside
Westfield
Scotch Plains
North Plainfield
Plainfield
Watchung
Warren
Pluckemin
Bridgewater Township
Whitehouse Station
Somerset Airport
County Rd 614
Solberg-Hunterdon Airport
Readington
Township of Branchburg
Raritan
Somerville
Martinsville
Green Brook
Dunellen
South Plainfield
Middlesex
New Market
Bound Brook
South Bound Brook
Finderne
W Front St
Hillsborough Township
Manville
Zarephath
Society Hill
Metuchen
Edison
River Rd
Central Jersey Regional Airport
Neshanic Station
Flagtown
Hillsborough
Amwell Rd
State Rd
Millstone
Somerset
Piscatawaytown
Franklin Township
Montgomery
Belle Mead
Six Mile Run
Pleasant Plains
Milltown
Sayreville
South River
Montgomery Township
Kendall Park
East Brunswick
Skillman
Rocky Hill
Deans
New Rd
Spotswood
Hopewell
Princeton
Heathcote
Kingston
Monmouth
Dayton
Helmetta

Magyar Bank Branch Locations

Branchburg
1000 Route 202 South
New Brunswick
(Corporate Headquarters)
400 Somerset Street
North Brunswick
582 Milltown Road
South Brunswick
3050 Highway 27
Existing Locations
New Brunswick
(Inside Child Health Institute)
93 French Street
Coming June 2011
Bridgewater
(opened June 2010)
475 North Bridge Street
Edison
1167 Inman Avenue

Total Deposits
Thousands
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$121,795
$121,173
$107,010
$48,168
$7,788
$7,279
North Brunswick
South Brunswick
New Brunswick - HQ
Branchburg (Opened 2006)
New Brunswick - CHI (Opened 2007)
Bridgewater (Opened June 2010)

Deposits by Branch

As of 9/30/10

Fiscal Year 2010 Highlights
} Positive earnings in all four quarters (six
 consecutive)
 } FY 2010 Net Income - $3.9 million, compared to net
 loss of $6.1 million in FY 2009
} Increased net interest margin by 38bps
 } Checking deposits increased 4.8% of total deposits
 } Reduced high cost CDs to 43.9% of total deposits

Fiscal Year 2010 Highlights
} Increased capital $4.2 million, (10%) year over
 year
 } Positive earnings
 } Managed reduction of higher risk-weighted assets
} Expense control program
} Reduced non-performing loans year over year
} Bridgewater office - Opened June 28, 2010
} CRA - “Outstanding”

Fiscal Year 2010 Summary

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dollars in Thousands
$434,204
$473,177
$514,272
$565,207
$537,949
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10

Total Assets

Total Assets declined 5% in FY10

Deposit Composition

CDs/IRA CDs
Savings Accounts
Money Market Accounts
Checking Accounts
$448,517
$450,000
$375,000
$300,000
$225,000
$150,000
$75,000
$-
Dollars in Thousands
53.9%
54.4%
55.1%
49.1%
43.9%
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10

$325,602
$368,777
$375,560

$427,932
CDs as percentage of deposits decreased to 43.9% in FY10

Non-Interest Checking
Interest Checking
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Dollars in Thousands
$60,862
CAGR 14.8% From 9/30/06 – 9/30/10
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10

Checking Deposit Growth

$51,010
$53,672
$84,677
$88,771
CAGR: Compound Annual Growth Rate

Other
HELOC
Commercial/Business
Construction
Commercial Real Estate
1-4 Family Residential
Dollars in Thousands
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$408,456
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10

Loan Composition
$352,353
$385,582
$410,728
12
$444,780
Construction loans as percentage of loans declined from
20.9% on 9/30/09 to 14.0% on 9/30/10

Construction Loan Portfolio

Total Outstanding
In thousands
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$90,342
$97,150
$92,856
$93,217
$57,086
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10

Available lines declined 65% from $23M to $8M.
Construction Loans declined 38.7% in FY10

35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Dollars in Thousands
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
Construction
Commercial RE
Commercial
1-4 Family Residential
Home Equity Lines
Other

Non-Performing Loans

$20,068
$7,400
$8,048
$33,484
$27,417

Dollars in Thousands
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10

15

Other Real Estate Owned
$0
$2,238
$4,666
$5,562
$12,655

Magyar Bank
Peer Group Average
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
6.91
7.04
6.53
7.08
7.45
1.63
2.24
2.75
3.06
3.08
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

Non-Performing Assets

Source: SNL Financial
Peer Group: MHCs with total assets $400MM- $750MM

Sale of Real Estate Owned (REO)
} Magyar Bank sold four REO properties in FY
 2010 totaling $3.6 million for a net gain of
 $62,000.
} Currently have contracts of sale on four
 properties with a carrying value of $7.3 million
 (56% of REO at 12/31/2010). No additional
 loss is expected from these sales.

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.31%
3.84%
3.83%
2.95%
2.52%
3.31%
0.25%
0.25%
0.25%
0.25%
0.25%
0.25%
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
US Treasury - 10yr
Fed Funds

10-year Treasury/Fed Funds

4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
3.14%
3.37%
3.41%
3.28%
3.22%
3.31%
2.97%
3.13%
3.28%
3.18%
3.23%
3.29%
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
Magyar Bank
Peer Group Median

Net Interest Margin
Source: SNL Financial
Peer Group: MHCs with total assets $400MM- $750MM

$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
Thousands
$(3,860)
$409
$(2,770)
$101
$21
$279
$3,500
$107
$127

Quarterly Net Income (Loss)

12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
(Includes
$3.4 million
Income Tax
Benefit)
FY09: Net Loss $6.1 Million
FY10: Net Income $3.9 million

Non-interest Expense
} Total non-interest expense increased only
 $92,000 (1%) in FY 2010.
 } Non-performing asset expense increased $436,000 (+78%)
 } FDIC Insurance Assessments increased $200,000 (+19%)
 } Occupancy expenses increased $145,000 (+6%)
} However, compensation and benefit expense
 decreased $582,000 (7%).
 } Restructuring in FYs 2009 and 2010 reduced employee
 count and benefits.
 } Board cash compensation decreased $111,000, or 25%

Core Earnings Enhancements
} Net interest margin
 } Resolution of non-performing assets
 } Residential mortgage business returning
 } Retail operations
} Expense control
 } Reap benefits of restructuring
 } Resolution of non-performing assets
 } New FDIC insurance assessment base

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.88%
8.00%
5.00%
12.96%
12.00%
10.00%
Tier 1 "Leverage" Ratio
Total Risk-Based Capital Ratio
Magyar Bank
Capital Plan Target by 9/30/11
"Well Capitalized"*

Magyar Bank Capital Ratios

As of December 31, 2010
*”Well-Capitalized” threshold as defined by Sec. 38 of the Federal Deposit Insurance Act.

Stock Price Performance

Price ($)
Volume
MGYR Stock Price
Volume
6.00
5.00
4.00
3.00
2.00
1.00
0.00
60,000
50,000
40,000
30,000
20,000
10,000
-
2/23/2010
3/24/2010
4/22/2010
5/21/2010
6/19/2010
7/18/2010
8/16/2010
9/14/2010
10/13/2010
11/11/2010
12/10/2010
1/8/2011
2/6/2011
3/7/2011

MGYR Stock Price & Volume Chart

Price on
3/15/11
$4.25
Price on
2/23/10
$3.27

Price Change (%)
65.00
55.00
45.00
35.00
25.00
15.00
5.00
(5.00)
(15.00)
(25.00)
2/23/2010
3/20/2010
4/14/2010
5/9/2010
6/3/2010
6/28/2010
7/23/2010
8/17/2010
9/11/2010
10/6/2010
10/31/2010
11/25/2010
12/20/2010
1/14/2011
2/8/2011
3/5/2011
MGYR
SNL U.S. Thrift MHCs
MHC Peer Group

2

MGYR Stock Performance
From 2/23/10 - 3/15/11
MGYR: +29.97%
MHC Peer Group: -7.13%
SNL Thrift MHCs: -6.29%
Source: SNL Financial
Peer Group: MHCs with total
assets $400MM-$750MM

Fiscal Year 2011

Fiscal Year 2011
} Reduce non-performing assets
} Increase core earnings
} Growth in residential and commercial lending
} FDIC Assessment decrease April 1
 } New method of calculating FDIC insurance
 premium favors community banks
} Dodd-Frank Impact
} Edison Branch Grand Opening

Community Banking IS our Business
Strategy
} Relationships key driver to growth
} Residential Mortgages coming back to
 community banks
} Commercial Lending
} Non-Profit Organizations
 } Over $2.7 million in deposits
 } Great referral sources
 } CRA - “Outstanding” rating
 } Employees volunteer and serve on boards of local
 organizations

Questions?